                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)              November 20, 2001


                           LEVCOR INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     811-3584                06-0842701
----------------------------  ------------------------     -------------------
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                    Identification No.)


                               462 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10018
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                  Registrant's telephone number (212) 354-8500

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On November 20, 2001, Levcor International, Inc., a Delaware corporation ("Levcor"), advised Grant Thornton LLP ("Grant Thornton") that Levcor was dismissing Grant Thorton as its principal independent accountant and that Levcor has engaged Friedman Alpren & Green LLP ("Friedman Alpern & Green") as its new principal independent accountant to audit Levcor's financial statements for the year ending December 31, 2001.

         The decision to change its principal independent accountant was recommended and approved by Levcor's Board of Directors.

         The audit reports of Grant Thornton on Levcor's financial statements for the years ended December 31, 2000 and 1999, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During Levcor's fiscal years ended December 31, 2000 and 1999, and from January 1, 2001 through November 20, 2001, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such periods.

         Levcor has not consulted with Friedman Alpern & Green during the past two fiscal years ended December 31, 2000, concerning the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on Levcor's financial statements. Neither written or oral advise was provided by Friedman Alpern & Green that was an important factor considered by Levcor in reaching a decision as to any accounting, auditing, or reporting issue.

         Levcor has provided Grant Thornton with a copy of this Form 8-K and has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the above statements. A copy of such letter, dated November 28, 2001, is filed as Exhibit 16 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     Exhibit Number       Description
     --------------       -----------
     16                   Letter dated November 28, 2001 from Grant
                          Thornton LLP, addressed to the Commission, in accordance with Item 304(a)(3) of Regulation S-B

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LEVCOR INTERNATIONAL, INC.

Date:  November 28, 2001                        By:  /s/ Robert A. Levinson
                                                     ------------------
                                                     Robert A. Levinson
                                                     Chairman of the Board,
                                                     President and Secretary

EXHIBIT INDEX

Exhibit Number                 Description
--------------                 -----------
    16                         Letter dated November 28, 2001 from
                               Grant Thornton LLP, addressed to the
                               Commission, in accordance with Item
                               304(a)(3) of Regulation S-B